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EXHIBIT 10.1

                FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT


                  This Fifth Amendment to Credit and Security Agreement (the "AMENDMENT"), dated as of July 1, 2003, is made by and between CXR TELCOM CORPORATION, a Delaware corporation ("CXR") and XET CORPORATION, a New Jersey corporation ("XET") (CXR and XET shall collectively be referred to herein as the "BORROWER"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "LENDER").

                                    Recitals
                                    --------

         A. The Borrower and the Lender have entered into a Credit and Security Agreement dated as of August 16, 2000, as amended by that certain First Amendment to Credit and Security Agreement dated as of September 29, 2000, that certain Second Amendment to Credit and Security Agreement dated as of November 29, 2000, that certain Third Amendment to Credit and Security Agreement dated as of September 20, 2001, and that certain Fourth Amendment to Credit and Security Agreement dated as of April 17, 2002 (the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the meaning ascribed to them in the Credit Agreement.

         B. The Lender is willing to amend the Credit Agreement pursuant to the terms and conditions set forth herein. The Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender's rights or remedies as set forth in the Credit Agreement are being waived or modified by the terms of this Amendment.

                                    Amendment
                                    ---------

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follow:

         1. Amendments to Article I - Definitions.

                  (a) ADDITIONAL DEFINITIONS. The following definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order:

                  "`ADDITIONAL TERM ADVANCES' has the meaning specified in
                  Section 2.2."

                  "`APPLICABLE BOOK NET WORTH AMOUNT' means at any time, the sum of (a) Five Million Five Hundred Thousand Dollars ($5,500,000), plus (b) an amount equal to eighty percent (80%) of the positive Net Income (after corporate allocations) of Microtel and its subsidiaries, on a consolidated basis, earned in each fiscal year ending after 12/31/02 (with no deduction for a net loss in any such fiscal year)."

                  "`INITIAL TERM ADVANCE' has the meaning specified in Section 2.2."

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         2. Amendments to Article II - Amount and Terms of the Credit Facility.

                  (a) Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 2.2 TERM ADVANCES. The Lender agrees, on the terms and subject to the conditions herein set forth, to make a one-time advance to XET on the Funding Date in the original principal amount of Six Hundred Forty-Six Thousand Seven Hundred Sixty-Five Dollars ($646,765) and to make a one-time advance to CXR on the Funding Date in the original principal amount of Forty Thousand Two Hundred Thirty-Five Dollars ($40,235) (collectively, the "INITIAL TERM ADVANCES"); PROVIDED, HOWEVER, that the Lender, in its sole discretion, may make an additional one-time advance to XET on July 1, 2003, in an amount such that the aggregate amount of outstanding advances to XET pursuant to this Section 2.2 does not exceed One Hundred Thirty-Five Thousand Dollars ($135,000), and may make an additional one-time advance to CXR on July 1, 2003, in an amount such that the aggregate amount of outstanding advances to CXR pursuant to this Section 2.2 does not exceed Fifteen Thousand Dollars ($15,000) (collectively, the "ADDITIONAL TERM ADVANCES," and together with the Initial Term Advances, the "TERM ADVANCES"). The Borrowers' obligation to pay the Term Advances shall be evidenced by the Term Notes and shall be secured by the Collateral as provided in Article III."

                  (b) Section 2.3(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) As to the XET Term Note, beginning on September 1, 2000, and on the first day of each month thereafter, in substantially equal monthly installments equal to the greater of $10,779.42 or an amount sufficient to fully amortize the principal balance of the XET Term Note over an assumed term of sixty (60) months; PROVIDED, HOWEVER, that after the Additional Term Advances are made, the outstanding principal balance of the XET Term Note shall be due and payable beginning on August 1, 2003, and on the first day of each month thereafter, in substantially equal monthly installments equal to an amount sufficient to fully amortize the principal balance of the XET Term Note over an assumed term of twenty-five (25) months;"

                  (c) Section 2.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) As to the CXR Term Note, beginning on September 1, 2000, and on the first day of each month thereafter, in substantially equal monthly installments equal to the greater of $670.58 or an amount sufficient to fully amortize the principal balance of the CXR Term Note over an assumed term of sixty (60) months; PROVIDED, HOWEVER, that after the Additional Term Advances are made, the outstanding principal balance of the CXR Term Note shall be due and payable beginning on August 1, 2003, and on the first day of each month thereafter, in substantially equal monthly installments

                                      -2-
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                  equal to an amount sufficient to fully amortize the principal balance of the CXR Term Note over an assumed term of twenty-five (25) months;"

                  (d) Section 2.3 of the Credit Agreement is hereby amended by adding the word "and" after subsection (c) thereof and by adding new subsection
(d) which will read in its entirety as follows:

                  "(d) The Lender may obtain one appraisal of the Borrowers' Equipment during any twelve (12) month period, at the Borrowers' expense, and an appraisal of the Borrowers' Equipment at any other time during such twelve (12) month period, at the Lender's expense. If as of the date of determination the aggregate outstanding principal balance of the Term Notes exceed eighty percent (80%) of the auction value of the Equipment as shown on the most recent appraisal of Borrowers' Equipment, upon demand by the Lender, the Borrowers shall immediately prepay the outstanding principal amount of the Term Notes in the amount of such excess together with any interest due and payable in respect to such amount and any prepayment fee owed pursuant to Section 2.10(b)."

         3. Amendments to Article VI - Borrowers' Affirmative Covenants

                  (a) MINIMUM DEBT SERVICE COVERAGE RATIO. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 6.12 MINIMUM DEBT SERVICE COVERAGE RATIO. The Borrowers will maintain a Debt Service Coverage Ratio, on a consolidated basis (based on the Debt Service Coverage Ratio of XET and CXR only), measured quarterly on a trailing nine
                  (9) month basis, of not less than 1.25 to 1.0."

                  (b) MINIMUM BOOK NET WORTH. Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 6.13 MINIMUM BOOK NET WORTH. The Borrowers will cause MicroTel and its subsidiaries to maintain a Book Net Worth, on a consolidated basis, at an amount not less than the Applicable Book Net Worth Amount for the fiscal year ending December 31, 2002, and for each fiscal year ending December 31 thereafter."

                 (c) MINIMUM CUMULATIVE NET INCOME. Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 6.14 MINIMUM NET INCOME. The Borrowers will maintain their Net Income after corporate allocations, on a consolidated basis (based on Net Income of XET and CXR only), measured quarterly on a year to date basis, of not less than the amount set forth opposite the applicable date:

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                                                             Minimum Cumulative
                                 Date                            Net Income
                                 ----                            ----------

                            March 31, 2003                       $(250,000)
                             June 30, 2003                       $(200,000)
                          September 30, 2003                     $100,000
                           December 31, 2003                     $100,000"

         4. REFERENCES TO XIT. Any reference to the term XIT in the Credit Agreement and each Loan Document shall mean and be a reference to XET.

         5. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

         6. ACCOMMODATION FEE. The Borrower shall pay to the Lender in cash as of the date hereof a fully earned, non-refundable fee in the amount of Five Hundred Dollars ($500) in consideration of the Lender's execution of this Amendment (the "ACCOMMODATION FEE").

         7. EFFECTIVENESS OF THIS AMENDMENT. The Lender must have received the following items, in form and content acceptable to the Lender, before this Amendment is effective and before the Lender is required to extend any credit to the Borrower as provided for by this Amendment.

                  (a) AMENDMENT. This Amendment fully executed in a sufficient number of counterparts for distribution to the Lender and the Borrower.

                  (b) ACKNOWLEDGEMENT. The Acknowledgement and Agreement of Guarantor attached to this Amendment, fully executed in a sufficient number of counterparts for distribution to the Lender and the Borrower.

                  (c) ACCOMMODATION FEE. The Accommodation Fee.

                  (d) REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth herein and in the Credit Agreement must be true and correct.

                  (e) OTHER REQUIRED DOCUMENTATION. All other documents and legal matters in connection with the transaction contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Lender.

         8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                                      -4-
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                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of such date.

         9. REFERENCES. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof' or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

         10. NO WAIVER. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         11. RELEASE. The Borrower, and Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of the parties in executing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified and in furtherance of this intention each waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

                           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
                  THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MIGHT HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                                      -5-
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                  The parties acknowledge that each may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.

         12. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Loan Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

         13. RATIFICATION. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

         14. ESTOPPEL. To induce the Lender to enter into this Amendment and to continue to make advances to the Borrower under the Credit Agreement, the Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of the Borrower as against the Lender with respect to the Obligations.

         15. CHOICE OF LAW. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

         16. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.,             CXR TELCOM CORPORATION,
a Minnesota corporation                        a Delaware corporation


By: /S/ VINCENT L. MADDELA                     By: /S/ RANDOLPH D. FOOTE
    ---------------------------                    -----------------------------
    Name: Vincent L Maddela                        Name: Randolph D. Foote
    Title: Asst. Vice President                    Title: Vice President & CFO


                                               XET CORPORATION,
                                               a New Jersey corporation


                                               By: /S/ RANDOLPH D. FOOTE
                                                   -----------------------------
                                                   Name: Randolph D. Foote
                                                   Title  Vice President and CFO

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                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

                  The undersigned guarantor of the indebtedness of CXR Telcom Corporation and XET Corporation (collectively, the "BORROWERS") to Wells Fargo Business Credit, Inc. (the "LENDER") pursuant to a Guaranty dated as of August 16, 2000 ("GUARANTY"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 11 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                             MICROTEL INTERNATIONAL INC.


                                             By:   /S/ RANDOLPH D. FOOTE
                                                   -----------------------------
                                             Name: Randolph D. Foote
                                             Its:  Senior Vice President & CFO

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